United States Commodity Funds LLC

C o n t e n t s

Report of Independent Registered Public Accounting Firm

To the Members of the Audit Committee

of the Board of Directors of United States Commodity Funds LLC

Opinion on the Financial Statements

We have audited the accompanying statements of financial condition of United States Commodity Funds LLC (the “Company”) as of December 31, 2020 and 2019, and the related notes to these financial statements (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

F-1

Consideration of Loss Contingencies

Description of the Matter

As described in Note 5 of the financial statements, the Company is party to various legal proceedings and regulatory inquiries. The Company accrues a liability when it believes a loss is probable and the amount can be reasonably estimated. With respect to these legal matters, the Company discloses that a negative outcome is deemed not probable, nor any range of losses estimable, as of December 31, 2020.

Auditing the Company’s accounting for, and disclosure of, loss contingencies related to the various legal proceedings was especially challenging due to the significant judgement required to evaluate management’s assessment of the likelihood of a loss, and of the potential amount or range of such loss.

How We Addressed the Matter in Our Audit

To test the Company’s assessment of the probability of incurrence of a loss, whether the loss was reasonably estimable, and the conclusion and disclosures regarding any range of possible losses, including when the Company believes such a range cannot be reasonably estimated at this time, we read the minutes or a summary of the meetings of the committees of the Board of Directors, requested and received internal and external legal counsel confirmations letters, discussed with legal counsel the nature of the various matters and obtained representations from management. We also evaluated the appropriateness of the related disclosures included in Note 5 to the financial statements.

/s/ BPM LLP

We have served as the Company’s auditor since 2015.

San Francisco, California

March 8, 2021

F-2

United States Commodity Funds LLC

Statements of Financial Condition

December 31, 2020 and 2019

	2020	2019
ASSETS
Current assets:
Cash and cash equivalents	$9,931,418	$648,123
Investments	1,050,912	3,034,990
Management fees receivable - related party	2,090,951	927,821
Income taxes prepaid /receivable	—	427,514
Other current assets	180,866	247,586
Total current assets	13,254,147	5,286,034
Deferred tax assets, net	573,737	547,890
Operating lease right-of-use asset	374,352	516,990
Other assets	13,455	13,455
Total assets	$14,215,691	$6,364,369

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$1,235,981	$860,487
Expense waivers payable - related party	975,228	288,119
Income taxes payable	325,051	—
Current portion operating lease liability	140,826	145,325
Total current liabilities	2,677,086	1,293,931
Long-term portion operating lease liability	268,723	409,549

Commitments and contingencies (Note 5)

Member’s equity	11,269,882	4,660,889

Total liabilities and member’s equity	$14,215,691	$6,364,369
F-3

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

1.	Business

In May 2005, United States Commodity Funds LLC (“USCF” or the “Company”), a wholly-owned subsidiary of Wainwright Holdings Inc. (“Wainwright”), was formed as a single member limited liability company in the State of Delaware. On December 9, 2016, Wainwright was acquired by Concierge Technologies, Inc., (“Concierge” or “CNCG”), a public company currently traded on the OTC Markets QB Exchange with majority ownership held by two shareholders who also are majority owners of Wainwright. CNCG will continue to operate USCF as an independent wholly-owned subsidiary of Wainwright. USCF will also maintain its current independent and management director structure. USCF is a registered commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and a member of the National Futures Association (“NFA”) and serves as the General Partner (“General Partner”) for various limited partnerships (“LP”) as noted below.

The Company’s operating activities consist primarily of providing management services to eight active public funds.

The Company is currently the General Partner in the following Securities Act of 1933 LP commodity based index funds, and a Sponsor (“Sponsor”) for the fund series within the United States Commodity Index Funds Trust (“USCIF Trust”) and USCF Funds Trust:

USCF as General Partner for the following Funds:
United States Oil Fund, LP (“USO”)	Organized as a Delaware limited partnership in May 2005
United States Natural Gas Fund, LP (“UNG”)	Organized as a Delaware limited partnership in November 2006
United States Gasoline Fund, LP (“UGA”)	Organized as a Delaware limited partnership in April 2007
United States 12 Month Oil Fund, LP (“USL”)	Organized as a Delaware limited partnership in June 2007
United States 12 Month Natural Gas Fund, LP (“UNL”)	Organized as a Delaware limited partnership in June 2007
United States Brent Oil Fund, LP (“BNO”)	Organized as a Delaware limited partnership in September 2009
USCF as fund Sponsor - each a series within the USCIF Trust:
United States Commodity Index Funds Trust (“USCIF Trust”)	A series trust formed in Delaware December 2009
United States Commodity Index Fund (“USCI”)	A commodity pool made public August 2010
United States Copper Index Fund (“CPER”)	A commodity pool made public November 2011
USCF as fund Sponsor - each a series within the USCF Funds Trust:
USCF Funds Trust	A series trust formed in Delaware March 2016
United States 3x Oil Fund (“USOU”)	A commodity pool made public July 2017; Liquidated December 18, 2019
United States 3x Short Oil Fund (“USOD”)	A commodity pool made public July 2017; Liquidated December 18, 2019

All USCF funds are collectively referred to as the “Funds” hereafter.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statements of financial condition of the Company have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

F-4

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

2.	Summary of Significant Accounting Policies, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities of three months or less at the date of purchase to be cash equivalents. The Company places its cash with various high credit quality institutions. At times, the Company maintains cash deposits in excess of the United States Federal Deposit Insurance Corporation coverage of $250,000, but the Company does not expect any losses.

Management Fees Receivable – Related Party

Management fees receivable generally consist of one month of management fees which are collected in the month after they are earned. The Company is the General Partner or Sponsor of various Funds for which we earn a management fee.

Management closely monitors receivables and records an allowance for any balances that are determined to be uncollectible. As of December 31, 2020 and 2019, the Company considered all remaining accounts receivable to be fully collectible.

Investments

Management determines the appropriate classification of investments at the time of purchase based upon management’s intent with respect to such investments. Investments consist of equities, futures, and money market funds. Investments are classified as available-for-sale securities. The Company measures the investments at estimated fair value at period end with any changes in estimated fair value reflected as unrealized gains (losses) in the statement of operations.

Revenue Recognition – Related Parties

The Company recognizes revenue under the Funds’ respective Limited Partnership Agreements, as amended from time to time (the “Limited Partnership Agreements”) and the Trust Agreements, as amended from time to time (the “Trust Agreement”). These Agreements provide for fees based upon a percentage of the daily average net asset value of the Funds. The Company is responsible for investing the assets of the Funds in accordance with the objectives and policies of the respective Funds. In addition, the Company has arranged for one or more third parties to provide administrative, custody, accounting, transfer agency and other necessary services to the Funds and is contractually obligated to pay for these services. The Funds are contractually obligated to pay the Company a management fee, which is paid monthly, based on the average daily net assets of the Funds.

F-5

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

2.	Summary of Significant Accounting Policies, continued

USO pays a management fee of 0.45% (45 basis points) per annum on its average daily net assets. UNG pays a fee equal to 0.60% (60 basis points) per annum on average daily net assets of $1,000,000,000 or less and 0.50% (50 basis points) of average daily net assets that are greater than $1,000,000,000. USL and UGA each pay a fee of 0.60% (60 basis points) per annum on their average daily net assets. UNL and BNO each pay a fee of 0.75% (75 basis points) per annum on their average daily net assets. USCI pays a fee of 0.80% (80 basis points) per annum on its average daily net assets. CPER pays a fee of 0.65% (65 basis points) per annum on its average daily net assets. USOU and USOD each paid a fee of 0.95% (95 basis points) per annum on their average daily net assets prior to their liquidation on December 18, 2019. The Company no longer earns management fees from Funds that have been liquidated.

Management fees are recognized in the period earned in accordance with the terms of their respective agreements. The Company has recognized revenue in accordance with Accounting Standards Codification 606 (“ASC 606”), Revenue from Contracts with Customers, since its effective date of January 1, 2018. Given the nature of our operations, the Company has not capitalized any costs to obtain or fulfill contracts as of December 31, 2020 or 2019. The Company’s revenue recognition subsequent to the adoption of ASC 606 is the same as the same as the Company’s revenue recognition under the Financial Accounting Standards Board’s guidance preceding this standard.

Expense Waivers

The Company has voluntarily agreed to pay certain expenses normally borne by UGA, UNL, BNO and CPER to the extent such expenses exceed 0.15% (15 basis points) of the respective fund’s average daily net assets, on an annualized basis. The Company has no obligation to continue such payments into subsequent periods. Expense waivers payable totaled $975,228 and $288,119 as of December 31, 2020 and 2019, respectively.

Fund Start-up Expenses

The Company expenses all startup expenses associated with the registration of each fund and the expense is charged to general and administrative expense. Fund startup expenses include costs relating to the initial registration of shares and include, but are not limited to, legal fees pertaining to the initial registration of shares, SEC and FINRA registration fees, initial fees to be listed on an exchange, and other similar costs.

The Funds pay for all brokerage fees, taxes and other expenses, including registration or other fees paid to the SEC, the Financial Industry Regulatory Authority (“FINRA”) formerly the National Association of Securities Dealers, or any other regulatory agency in connection with the offer and sale of subsequent shares after their initial registration and all legal, accounting, printing, and other expenses associated therewith.

Fair Value Measurements

The Company’s short-term investments are carried at estimated fair value. In determining fair value, the Company follows the guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurement (“ASC 820”). Under ASC 820, the fair value is defined as the price that would be received upon the sale of an asset or paid to transfer a liability (i.e., the exit price) in an orderly transaction between market participants at the measurement date.

F-6

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

2.	Summary of Significant Accounting Policies, continued

ASC 820 establishes a fair value hierarchy based on the lowest level input that is significant to the fair value measurement in its entirety:

Level 1 – Quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities, without adjustment.

Level 2 – Quoted prices in markets that are not considered to be active for identical or similar assets or liabilities, quoted prices in active markets of similar assets or liabilities, and inputs other than quoted prices that are observable or can be corroborated by observable market data.

Level 3 – Pricing inputs are unobservable and include situations where there is little, if any, market activity for the investment.

Short-term investments are valued at the closing price reported on the active market on which the individual securities are traded.

Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company now files a federal consolidated income tax return with entities not included on these financials, previously the Company filed its own stand-alone tax returns. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The tax provision is prepared as if the Company filed its own stand-alone tax returns. The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases, valuation of net operating losses and tax credit carryforwards, if any.

Deferred tax assets and liabilities are measured using enacted rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. If necessary, a valuation allowance is recorded to reduce the carrying amounts of deferred tax assets until it is more likely than not that such assets will be realized.

The Company provides for uncertain tax positions using guidance which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It provides that a tax benefit from an uncertain tax position may be recognized when it is more-likely-than-not recognition threshold at the effective date to be recognized upon the adoption of the accounting standard and in subsequent periods. In addition, the accounting standard provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

F-7

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

2.	Summary of Significant Accounting Policies, continued

Concentration of Credit Risk

Concentrations of management fees receivable as of December 31, 2020 and 2019 are as follows:

	December 31, 2020
Fund	Management Fees Receivable
USO	$1,407,566	67%
BNO	221,385	11%
UNG	212,103	10%
All Others	249,897	12%
Total	$2,090,951	100%

	December 31, 2019
Fund	Management Fees Receivable
USO	$467,895	51%
UNG	207,145	22%
USCI	142,699	15%
All Others	110,082	12%
Total	$927,821	100%

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), which requires lessees to recognize leases on-balance sheet and disclose key information about leasing arrangements. The new standard establishes a right-of-use (“ROU”) model that requires a lessee to recognize a ROU asset and lease liability on the balance sheet for all leases with a term longer than 12 months. Leases are classified as finance or operating, with classification affecting the pattern and classification of expense recognition in the income statement.

The Company adopted the new standard on July 1, 2019, the effective date for CNCG, using the modified retrospective method and the transition relief guidance provided by the FASB in ASU 2018-11, Leases (Topic 842): Targeted Improvements. Consequently, the Company did not update financial information or provide disclosures required under the new standard for dates and periods prior to July 1, 2019. The Company elected the package of practical expedients and did not reassess prior conclusions on whether contracts are or contain a lease, lease classification, and initial direct costs. In addition, the Company adopted the lessee practical expedient to combine lease and non-lease components for all asset classes and elected to not recognize ROU assets and lease liabilities for leases with a term of 12 months or less.

Adoption of the new standard resulted in the Company recording operating lease ROU assets and operating lease liabilities of $591,662 and $628,738 respectively, as of July 1, 2019. The ROU assets were recorded net of $37,076 in deferred rent adjustments that were previously recorded in accrued expenses as deferred rent on the statement of financial condition. The adoption of this standard did not result in any cumulative-effect adjustments to retained earnings.

F-8

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

Recent Accounting Pronouncements, continued

Refer to Note 5 for additional disclosures over the Company’s leases.

A summary of the effects of the initial adoption of ASC 842 on July 1, 2019 is as follows:

July 1, 2019
ASU 2016-02
Increase (decrease):
Assets	$591,662
Current portion lease liabilities	$147,614
Long-term portion lease liabilities	$481,124
Accumulated other comphrehensive loss	$—
Retained earnings	$—

In October 2020, the FASB issued ASU 2020-10, Codification Improvements. This ASU improves consistency by amending the codification to include all disclosure guidance in the appropriate disclosure sections and clarifies application of various provisions in the codification by amending and adding new headings, cross-referencing to other guidance, and refining or correcting terminology. This ASU is effective for fiscal years beginning after December 15, 2020. The Company does not expect this guidance to have a material impact on the disclosures to the financial statements of the Company.

No other recently issued accounting pronouncements are expected to have a material impact on the Company’s financial statements.

3.	Investments and Fair Value Measurements

Investments measured at estimated fair value consist of the following as of December 31, 2020 and 2019:

	December 31, 2020
	Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Money market funds	$1,049,880	$—	$—	$1,049,880
Equities	1,421	—	(389)	1,032
Total short-term investments	$1,051,301	$—	$(389)	$1,050,912

	December 31, 2019
	Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Estimated Fair Value
Money market funds	$3,034,104	$—	$—	$3,034,104
Equities	1,421	—	(535)	886
Total short-term investments	$3,035,525	$—	$(535)	$3,034,990
F-9

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

Investments and Fair Value Measurements, continued

As of December 31, 2020 and 2019, the Company did not have any investments with gross unrealized losses greater than 12 months on a continuous basis.

The following tables summarize the valuation of the Company’s securities at December 31, 2020 and 2019 using the fair value hierarchy:

	December 31, 2020
	Total	Level 1	Level 2	Level 3
Money market funds	$1,049,880	$1,049,880	$—	$—
Equities	1,032	1,032	—	—
Total	$1,050,912	$1,050,912	$—	$—

	December 31, 2019
	Total	Level 1	Level 2	Level 3
Money market funds	$3,034,104	$3,034,104	$—	$—
Equities	886	886	—	—
Total	$3,034,990	$3,034,990	$—	$—

During the twelve months ended December 31, 2020 and 2019, there were no transfers between Level 1 and Level 2.

4.	Accumulated Other Comprehensive Income (Loss)

As of December 31, 2020 and 2019 there was no accumulated other comprehensive income (loss) balances for inclusion in member’s equity on the statements of financial condition.

5.	Commitments and Contingencies

Operating Leases

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use assets, accrued expenses, and long-term operating lease liabilities in the statements of financial condition. Right-of-use assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. Operating lease right-of-use assets and liabilities are recognized at the lease commencement date based on the present value of lease payments over the lease term. In determining the present value of lease payments, the Company uses its incremental borrowing rate based on the information available at the lease commencement date. The operating lease right-of-use assets also include any lease payments made at or before the commencement date and are reduced by any lease incentives received. The Company’s lease terms may include options to extend or not terminate the lease when it is reasonably certain that it will exercise any such options. For its lease, the Company concluded that it is not reasonably certain that any renewal options would be exercised, and, therefore, the amounts are not recognized as part of operating lease right-of-use assets nor operating lease liabilities.

F-10

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

Fixed lease expense payments are recognized on a straight-line basis over the lease term. Variable lease payments vary because of changes in facts or circumstances occurring after the commencement date, other than the passage of time. The Company’s operating lease agreement includes variable payments that are passed through by the landlord, such as insurance, taxes, and common area maintenance. Variable payments are deemed immaterial and are expensed as incurred.

The Company has one operating lease which is for it office space in Walnut Creek, California, which expires in December 2023. The Company does not have any finance leases.

Future minimum rental payments required under the operating lease, are as follows:

For the year ending December 31:

2021	$158,314
2022	162,880
2023	167,583
Total minimum lease payments	488,777
Less: present value discount	(79,228)
Total operating lease liabilities	$409,549

The remaining lease term was approximately three years as of December 31, 2020 and a discount rate of 6.0% was used to determine the total operating lease liabilities.

Contingencies

From time to time, the Company may be involved in legal proceedings arising primarily from the ordinary course of its business. Except as described herein, USCF is not currently party to any material legal proceedings.

SEC and CFTC Wells Notices

On August 17, 2020, USCF, the United States Oil Fund, LP (“USO”), and John Love received a “Wells Notice” from the staff of the SEC (the “SEC Wells Notice”). The SEC Wells Notice relates to USO’s disclosures in late April and early May regarding constraints imposed on USO’s ability to invest in Oil Futures Contracts. The SEC Wells Notice states that the SEC staff has made a preliminary determination to recommend that the SEC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 17(a)(1) and 17(a)(3) of the 1933 Act and Section 10(b) of the 1934 Act and Rule 10b-5 thereunder, in each case with respect to its disclosures and USO’s actions.

On August 19, 2020, USCF, USO, and Mr. Love received a Wells Notice from the staff of the CFTC (the “CFTC Wells Notice”). The CFTC Wells Notice states that the CFTC staff has made a preliminary determination to recommend that the CFTC file an enforcement action against USCF, USO, and Mr. Love alleging violations of Sections 4o(1)(A) and (B) and 6(c)(1) of the CEA, 7 U.S.C. §§ 6o(1)(A), (B), 9(1) (2018), and CFTC Regulations 4.26, 4.41, and 180.1(a), 17 C.F.R. §§ 4.26, 4.41, 180.1(a) (2019), in each case with respect to its disclosures and USO’s actions.

A Wells Notice is neither a formal charge of wrongdoing nor a final determination that the recipient has violated any law. USCF, USO, and Mr. Love maintain that USO’s disclosures and their actions were appropriate. They intend to vigorously contest the allegations made by the SEC staff in the SEC Wells Notice and the CFTC staff in the CFTC Wells Notice.

F-11

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

In re: United States Oil Fund, LP Securities Litigation

On June 19, 2020, USCF, USO, John P. Love, and Stuart P. Crumbaugh were named as defendants in a putative class action filed by purported USO shareholder Robert Lucas (the “Lucas Class Action”). The Court thereafter consolidated the Lucas Class Action with two related putative class actions filed on July 31, 2020 and August 13, 2020, and appointed a lead plaintiff. The consolidated class action is pending in the U.S. District Court for the Southern District of New York under the caption In re: United States Oil Fund, LP Securities Litigation, Civil Action No. 1:20-cv-04740.

On November 30, 2020, the lead plaintiff filed an amended complaint (the “Amended Lucas Class Complaint”). The Amended Lucas Class Complaint asserts claims under the 1933 Act, the 1934 Act, and Rule 10b-5. The Amended Lucas Class Complaint challenges statements in registration statements that became effective on February 25, 2020 and March 23, 2020 as well as subsequent public statements through April 2020 concerning certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Amended Lucas Class Complaint purports to have been brought by an investor in USO on behalf of a class of similarly-situated shareholders who purchased USO securities between February 25, 2020 and April 28, 2020 and pursuant to the challenged registration statements. The Amended Lucas Class Complaint seeks to certify a class and to award the class compensatory damages at an amount to be determined at trial as well as costs and attorney’s fees. The Amended Lucas Class Complaint named as defendants USCF, USO, John P. Love, Stuart

P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes III, as well as the marketing agent, ALPS Distributors, Inc., and the Authorized Participants: ABN Amro, BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets, Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, J.P. Morgan Securities Inc., Merrill Lynch Professional Clearing Corporation, Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC.

The lead plaintiff has filed a notice of voluntary dismissal of its claims against BNP Paribas Securities Corporation, Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Morgan Stanley & Company, Inc., Nomura Securities International, Inc., RBC Capital Markets, LLC, SG Americas Securities LLC, and UBS Securities LLC.

USCF, USO, and the individual defendants in In re: United States Oil Fund, LP Securities Litigation intend to vigorously contest such claims and move for their dismissal.

Wang Class Action

On July 10, 2020, purported USO shareholder Momo Wang filed a putative class action complaint, individually and on behalf of others similarly situated, against defendants USO, USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F. Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, Malcolm R. Fobes, III, ABN Amro, BNP Paribas Securities Corp., Citadel Securities LLC, Citigroup Global Markets Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Goldman Sachs & Company, JP Morgan Securities Inc., Merrill Lynch Professional Clearing Corp., Morgan Stanley & Company Inc., Nomura Securities International Inc., RBC Capital Markets LLC, SG Americas Securities LLC, UBS Securities LLC, and Virtu Financial BD LLC, in the U.S. District Court for the Northern District of California as Civil Action No. 3:20- cv-4596 (the “Wang Class Action”).

The Wang Class Action asserted federal securities claims under the 1933 Act, challenging disclosures in a March 19, 2020 registration statement. It alleged that the defendants failed to disclose to investors in USO certain extraordinary market conditions and the attendant risks that caused the demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The Wang Class Action was voluntarily dismissed on August 4, 2020.

F-12

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

Mehan Action

On August 10, 2020, purported USO shareholder Darshan Mehan filed a derivative action on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Nicholas D. Gerber, Andrew F Ngim, Robert L. Nguyen, Peter M. Robinson, Gordon L. Ellis, and Malcolm R. Fobes, III (the “Mehan Action”). The action is pending in the Superior Court of the State of California for the County of Alameda as Case No. RG20070732.

The Mehan Action alleges that the defendants breached their fiduciary duties to USO and failed to act in good faith in connection with a March 19, 2020 registration statement and offering and disclosures regarding certain extraordinary market conditions that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaint seeks, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. All proceedings in the Mehan Action are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest such claims.

In re United States Oil Fund, LP Derivative Litigation

On August 27, 2020, purported USO shareholders Michael Cantrell and AML Pharm. Inc. DBA Golden International filed two separate derivative actions on behalf of nominal defendant USO, against defendants USCF, John P. Love, Stuart P. Crumbaugh, Andrew F Ngim, Gordon L. Ellis, Malcolm R. Fobes, III, Nicholas D. Gerber, Robert L. Nguyen, and Peter M. Robinson in the U.S. District Court for the Southern District of New York at Civil Action No. 1:20-cv-06974 (the “Cantrell Action”) and Civil Action No. 1:20-cv-06981 (the “AML Action”), respectively.

The complaints in the Cantrell and AML Actions are nearly identical. They each allege violations of Sections 10(b), 20(a) and 21D of the 1934 Act, Rule 10b-5 thereunder, and common law claims of breach of fiduciary duties, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets. These allegations stem from USO’s disclosures and defendants’ alleged actions in light of the extraordinary market conditions in 2020 that caused demand for oil to fall precipitously, including the COVID-19 global pandemic and the Saudi Arabia-Russia oil price war. The complaints seek, on behalf of USO, compensatory damages, restitution, equitable relief, attorney’s fees, and costs. The plaintiffs in the Cantrell and AML Actions have marked their actions as related to the Lucas Class Action.

On September 9, 2020, the Court entered an order consolidating the Cantrell and AML Actions under the caption In re United States Oil Fund, LP Derivative Litigation, Civil Action No. 1:20-cv-06974 and appointing co-lead counsel. All proceedings in In re United States Oil Fund, LP Derivative Litigation are stayed pending disposition of the motion(s) to dismiss in In re: United States Oil Fund, LP Securities Litigation.

USCF, USO, and the other defendants intend to vigorously contest the claims in In re United States Oil Fund, LP Derivative Litigation.

With respect to the above legal matters, no accrual has been recorded as a negative outcome is deemed not probable, nor any range of losses estimable, as of December 31, 2020.

F-13

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

6.	Income Taxes

The Company has filed an election with the Internal Revenue Service to be treated as an association taxable as a corporation. The Company files a federal consolidated income tax return with entities not included on these financials. In connection with being part of a consolidated federal income tax return, the tax benefit of utilizing tax losses, if any, generated by the consolidated group is not reflected on USCF’s statements of financial condition. In connection with filing a consolidated federal income tax return, the Company has recorded federal income tax expense and deferred tax assets at the legal entity level as if it was filing its own stand-alone taxes. The Company presents its tax positions on a net basis on its statements of financial condition. The Company has recorded a net tax payable of $325,051, consisting of a $900,965 federal tax payable and a $575,914 state tax receivable, and a net tax receivable of $427,514, consisting of $217,026 federal tax payable and a $644,540 state tax receivable, as of December 31, 2020 and 2019, respectively, related to anticipated tax payments and net refunds on previously filed tax returns.

Deferred tax assets and liabilities reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2020 and 2019 are as follows:

	2020	2019

Deferred tax assets:
Fund start-up costs	$449,930	$440,583
Accruals, reserves and other	123,807	107,307

Gross deferred tax assets	573,737	547,890
Less valuation allowance	—	—
Total deferred tax assets	$573,737	$547,890

The majority of the deferred tax assets relate to startup costs associated with the organization and registration of the Funds for which the Company is a general partner and having paid such costs.

Realization of the deferred tax assets is dependent upon future taxable income, if any, the amount and timing of which is uncertain. Based upon available objective evidence, management believes it is more likely than not that the net deferred tax assets will be fully realizable. Accordingly, the full amount of the valuation allowance has been released during 2018.

The Company is subject to income taxes in the U.S. federal jurisdiction and various state jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations and require significant judgment to apply. The Company’s tax years 2016 through 2020 will remain open for examination by the federal and state authorities for three and four years, respectively. As of December 31, 2020, there were no active taxing authority examinations for the Company on the related party that files the consolidated tax return.

The Company had unrecognized tax benefits (“UTBs”) of approximately $15,000 for both years ended December 31, 2020 and 2019. The Company will recognize interest and penalties, when they occur, related to uncertain tax provisions as a component of tax expense. There is no interest or penalties to be recognized for the years ended December 31, 2020 and 2019. The Company does not expect its UTBs to change significantly over the next 12 months.

F-14

United States Commodity Funds LLC

Notes to the Financial Statements

December 31, 2020 and 2019

7.	Related Party Transactions

Management fees receivable, totaling $2,090,951 and $927,821 as of December 31, 2020 and 2019, respectively, were owed from the Funds, which are considered related parties. Waivers payable, totaling $975,228 and

$288,119 as of December 31, 2020 and 2019, respectively, were owed to these related parties.

The Company made dividend distributions of $750,000 and $2,300,000 to its member Wainwright during the years ended December 31, 2020 and 2019, respectively.

The Company files a federal consolidated income tax return with entities not included on these financials. In connection with filing a consolidated federal income tax return, the tax benefit of utilizing tax losses generated by the consolidated group is not reflected on USCF’s statements of financial condition. The Company’s taxes are computed as if it files on a stand-alone basis (see Note 6).

8.	COVID-19

Beginning in 2020, the COVID-19 outbreak resulted in the temporary closure or disruption of many businesses. While the impact is currently expected to be temporary, there is considerable uncertainty around the duration. The recent or future developments may impact results of our operations and financial position in future periods.

9.	Subsequent Events

The Company evaluated subsequent events for recognition and disclosure through March 8, 2021, the date the statements of financial condition were issued or filed. Nothing has occurred outside normal operations since that required recognition or disclosure in these statements of financial condition other than the items noted below.

On February 23, 2021, the Company approved a $1,500,000 dividend to Wainwright and was paid on February 24, 2021.

F-15